UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 18, 2019

CARVER BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13007	13-3904174
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

75 West 125th Street, New York, NY	10027-4512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 360-8820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 18, 2019, Carver Bancorp, Inc. (the “Company”) announced that John J. Fitzpatrick, First Senior Vice President and Chief Operating Officer of the Company and Carver Federal Savings Bank (the “Bank”), intends to retire from the Company and the Bank, effective January 25, 2019. The Company and the Bank will conduct a comprehensive search to identify a successor to Mr. Fitzpatrick.

Item 9.01    Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Shell company transactions. Not Applicable.

(d)	Exhibits. Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CARVER BANCORP, INC.
DATE: January 18, 2019	By:	/s/ Michael T. Pugh
Michael T. Pugh
President and Chief Executive Officer